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                                EXHIBIT 10(a)(ii)



                          CHIEFTAIN INTERNATIONAL, INC.




                     SUPPLEMENTARY EMPLOYEE RETIREMENT PLAN






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                                TABLE OF CONTENTS



Article                                                                     Page
-------                                                                     ----


   I           Definitions and Interpretation                                 1

  II           Establishment of the SERP                                      3

 III           Eligibility and Participation                                  4

  IV           Establishment of Accounts                                      5

   V           Accumulation of Benefits                                       6

  VI           Payment of Benefits                                            7

 VII           Amendment or Termination of the SERP                           9

VIII           Corporate Reorganization, Change of Control, etc.             10

  IX           General Conditions                                            11




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                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION



1.1 The following words and phrases shall have the meanings set forth below, unless the context requires a different meaning:

           CHIEFTAIN means the Company and such of its subsidiaries as the Company shall from time to time designate including, with effect from January 1, 1996 Chieftain International (U.S.) Inc.

           COMPANY means Chieftain International, Inc. acting through its Board of Directors or such person or persons authorized by the Board of Directors so to act for the purposes of the SERP.


           PARTICIPANT means an employee who is participating in the SERP in accordance with Article III and who continues to be entitled to benefits or rights under the SERP.

           PARTICIPANT'S SERP ACCOUNT means the account maintained by the Company or a subsidiary thereof or a Participant in the SERP.

           RETIREMENT means retirement under a Retirement Plan of Chieftain.

           RETIREMENT DATE means a Participant's early, normal, or postponed retirement date under the terms of a Retirement Plan.

           RETIREMENT PLAN means the Chieftain International, Inc. Retirement Plan, which was effective January 1, 1989, or any other retirement plan established for employees of Chieftain as amended from time to time.

           SERP means the Supplementary Employee Retirement Plan. established by the Company effective January 1, 1991 including any changes therein, amendments thereto, or modifications thereof from time to time made by the Company.

           TERMINATION DATE means a Participant's Retirement Date or, if earlier, the date his employment ceases for any reason other than death.


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1.2        Unless the context requires otherwise, references in the SERP to the male gender will include the female gender and vice versa; and words importing the singular number may be construed to extend to and include the plural number.

1.3 Unless otherwise stated, references to Articles and Sections refer to Articles and Sections of the SERP.




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                                   ARTICLE II

                            ESTABLISHMENT OF THE SERP



2.1 Chieftain International, Inc. hereby amends, effective January 1, 1996 the SERP established effective January 1, 1991 for the payment of supplementary retirement benefits to Participants.



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                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION



3.1 As at each December 31, the Company shall identify each employee who, on that date is actively employed by Chieftain and on behalf of whom contributions during the year then ended have been made to a Retirement Plan in the maximum dollar amount permitted by income tax regulations.

           Each Retirement Plan Participant who is so identified shall have the right to participate in the SERP with effect from the January 1 preceding the December 31 on which he is so identified or such later date as he commences employment with Chieftain.

           Previous participation in the SERP notwithstanding, an employee shall not receive an allocation under the SERP during any year in which he has not been identified by the Company pursuant to this Section 3.1.


3.2        Each Participant shall receive a copy of the SERP.


3.3 A Participant's SERP Account may not be used for any purpose other than the payment of benefits as required by the SERP.



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                                   ARTICLE IV

                            ESTABLISHMENT OF ACCOUNTS



4.1 The Company, or such subsidiary of the Company as the Company shall designate, shall maintain records and accounts which reflect the interest of each Participant in the SERP. Allocations under the SERP shall be recorded in the Participant's SERP Account forthwith upon determination by the Company of the amount to be allocated.

4.2 Each Participant shall be advised annually of the amount allocated to his SERP Account and the total amount of his SERP Account at that time.





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                                    ARTICLE V

                            ACCUMULATION OF BENEFITS



5.1        Participants shall not contribute to the SERP.


5.2 Once each year, the Company, or such subsidiary of the Company as the Company shall designate, shall allocate to the Participant's SERP Account such amount, if any, as the Company shall determine.


5.3 Once each year, the Company or such subsidiary of the Company as the Company shall designate shall allocate to each Participant's SERP Account an amount of interest, calculated in respect of Canadian participants at not less than the average of the Mid Term Bond Yields as published by ScotiaMcLeod Inc. at the end of each calendar quarter for the period from the date of the previous allocation of interest to the date of the within allocation of interest and calculated, in respect of other participants, at not less than a comparable average bond yield.




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                                   ARTICLE VI

                               PAYMENT OF BENEFITS

6.1 The Company or such subsidiary of the Company as the Company shall designate will provide for payment of benefits, the form and timing of which shall be determined by the Company and the Participant.

6.2 If, within 90 days of an event requiring payment of SERP benefits, the Participant and the Company have been unable to agree on the form and timing of SERP benefit payments, the benefit payments shall be made in such manner as the Company shall determine.

6.3 RETIREMENT. A Participant's Retirement under the SERP shall be simultaneous with his Retirement under a Retirement Plan and he shall at that time receive the amount in his Participant's SERP Account in accordance with Sections 6.1 and 6.2 hereof.

6.4 DEATH PRIOR TO RETIREMENT. In the event of the death prior to Retirement of a Participant, the amount in the Participant's SERP Account shall be paid to the Participant's Beneficiary in the manner determined by the Company and the Beneficiary or, if no Beneficiary has been named, by the Company and a representative of the Participant's estate.

           A Participant may designate a person ("the Beneficiary") to receive the benefits payable under the SERP in the event of the Participant's death, and may also by written notice, given to the Company during such Participant's lifetime alter or revoke such designation from time to time, subject to applicable law. Any designation or written notice shall be in such form as the Company may require.

           If at the death of a Participant the person designated as the Beneficiary shall not then be living or if no person has been designated by the Participant, such amount as may be payable on or after the Participant's death shall be paid to the estate of the Participant.

           If, within 90 days of the Participant's death, there has been no agreement on the form and timing of benefit payments, the benefit shall be paid in such manner as the Company shall determine.

6.5 TERMINATION OF SERVICE. In the event that a Participant's Termination Date precedes his Retirement Date, his participation in the SERP shall cease on his Termination Date and he shall, at that time, receive the amount in his SERP Account in accordance with the provisions of Sections 6.1 and 6.2 hereof.




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                                   ARTICLE VII

                      AMENDMENT OR TERMINATION OF THE SERP



7.1 The Company retains the right to amend, modify, or terminate the SERP in whole or in part at any time and from time to time, without the consent of any Participant, in such manner and to such extent as it may deem desirable. No amendment shall have the effect of reducing any Participant's retirement benefits under the terms of the SERP in respect of his participation prior to the date of such amendment.


7.2 In the event of termination of the SERP, each Participant's entitlement shall be calculated as if the Participant's Termination Date occurred on the date of termination of the SERP.




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                                  ARTICLE VIII

                CORPORATE REORGANIZATION, CHANGE OF CONTROL, ETC.



8.1        In the event of:

           (a) the making of an offer for such number of Common Shares of the Company as would, if successful, result, in the opinion of the Board, in a change of control; or

           (b) any event which, in the opinion of the Board, warrants same,

the Company shall, within 30 days of the Board's determination that any such event has occurred, pay such amount as is recorded in the Participant's SERP Account to or for the benefit of the Participant, in accordance with the provisions of Sections 6.1 and 6.2 hereof.




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                                   ARTICLE IX

                               GENERAL CONDITIONS



9.1 The adoption and maintenance of the SERP shall not be deemed to constitute a contract of employment between the Company or any subsidiary of the Company and any Participant. Nothing contained herein shall be deemed to give to any Participant the right to be retained in the service of the Company or any subsidiary of the Company or to interfere with the right of the Company or any subsidiary of the Company to terminate any Participant at any time.


9.2 No individual, committee, or agent of the Company, or any subsidiary thereof, shall incur any liability under the terms of the SERP.


9.3 Article headings are for convenience of reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Article or Section.


9.4 The SERP and all rights thereunder shall be governed, construed, and administered in accordance with the laws of Alberta.


9.5 The Company is solely responsible for the administration and interpretation of the SERP but reserves the right to assign all or any part of such responsibility in such manner as the Company sees fit.




                                 MARCH 20, 1997